UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 23, 2018

BRAEMAR HOTELS & RESORTS INC.

(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

ASHFORD HOSPITALITY PRIME, INC.

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective on April 23, 2018, Ashford Hospitality Prime, Inc. filed Amendment Number Two to its Articles of Amendment and Restatement (“Amendment No. 2”) with the Maryland Department of Assessments and Taxation to change its name (the “Name Change”) to “Braemar Hotels & Resorts Inc.” (referred to herein as the Company).

The description of Amendment No. 2 in this Item 5.03 is qualified in its entirety by reference to Amendment No. 2, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

ITEM 7.01    REGULATION FD DISCLOSURE.

On April 23, 2018, the Company issued a press release announcing the Name Change.  A copy of the press release is attached to this Current Report as Exhibit 99.1.

In addition, on April 23, 2018, the Company announced that it had changed its corporate website to http://www.bhrreit.com.  Furthermore, the Company’s board of directors, upon the recommendation of its various committees, updated its Compensation Committee Charter, Audit Committee Charter, Nominating and Corporate Governance Committee Charter, Corporate Governance Guidelines and Code of Business Conduct and Ethics and Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer (the “Corporate Governance Documents”).  Each of the Corporate Governance Documents has been posted to the Company’s new website.

ITEM 8.01    OTHER EVENTS.

On April 23, 2018, in connection with the Name Change, the Company entered into the Fifth Amended and Restated Advisory Agreement with Ashford Inc., Braemar Hospitality Limited Partnership, Braemar TRS Corporation and Ashford Hospitality Advisors LLC (the “Amended and Restated Advisory Agreement”).  The Amended and Restated Advisory Agreement amends the prior amended and restated advisory agreement only to reflect the Name Change and does not amend or otherwise alter the rights of any of the parties thereto.

The description of the Amended and Restated Advisory Agreement in this Item 8.01 is qualified in its entirety by reference to the Amended and Restated Advisory Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description

3.1	Amendment Number Two to Articles of Amendment and Restatement
10.1

Fifth Amended and Restated Advisory Agreement, dated as of April 23, 2018, among Braemar Hotels & Resorts Inc., Braemar Hospitality Limited Partnership, Braemar TRS Corporation, Ashford Hospitality Advisors LLC and Ashford Inc.

99.1	Press Release of the Company, dated April 23, 2018

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2018

BRAEMAR HOTELS & RESORTS INC.

By:	/s/ Deric S. Eubanks
Deric S. Eubanks
Chief Financial Officer